UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2017

BOSTON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54586	27-0801073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

354 Merrimack Street, #4, Lawrence, MA 01843

(Address of principal executive offices) (zip code)

(603) 935-9799

(Registrant’s telephone number, including area code)

Copies to:

Stephen M. Fleming

Fleming PLLC

49 Front Street, Suite 206

Rockville Centre, New York 11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry Into A Material Definitive Agreement

Item 3.02      Unregistered Sales of Equity Securities

On August 14, 2017, Boston Therapeutics Inc. (the “Company”) entered into Securities Purchase Agreements with two accredited investors (the “Preferred 2017 Financing”). In connection with the Preferred 2017 Financing, the Company issued 45,000 Series A Preferred Stock and common stock purchase warrants to acquire 9,000,000 shares of common stock (the “Warrants”).

The shares of Series A Preferred Stock are convertible, at any time at the option of the holder, into an aggregate of 4,500,000 shares of the Company’s common stock. The Warrants shall be exercisable for a period of five years at an exercise price of $0.15 per share.

The investors have contractually agreed to restrict their ability to convert their securities and receive shares of the Company’s common stock such that the number of shares of the Company’s common stock held by it and its affiliates after such conversion does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

The Company claims an exemption from the registration requirements of the Securities Act of 1933 (the “Securities Act”) for the private placement of these securities pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. The investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act. World Technology East II Limited (“World Tech”) invested $100,000 as part of the Preferred 2017 Financing. World Tech is a Hong Kong company owned equally by Carl W. Rausch, the Company’s CEO and a director, and Conroy Chi-Heng Cheng, a director of the Company.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01      Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

4.1	Form of Securities Purchase Agreement entered between Boston Therapeutics, Inc. dated August 14, 2017

4.2	Certificate of Designation dated August 14, 2017

4.3	Form of Common Stock Purchase Warrant issued to the Investors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON THERAPEUTICS, INC.

Date: August 22, 2017	By:	/s/ Carl Rausch
Name: Carl Rausch
Title: Chief Executive Officer